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                            SCHEDULE 14A INFORMATION
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                     the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                            COMPUTER HORIZONS CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

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                                                                          PAGE 2

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------


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
FOR IMMEDIATE RELEASE
  CONTACT:  Michael Shea, CFO                                           Investors:   Lauren Felice
            David Reingold, Senior Vice President, Marketing, IR                     RF Binder Partners
            Computer Horizons Corp.                                                  (212) 994-7541
            (973) 299-4000                                                           LAUREN.FELICE@RFBINDER.COM
            MSHEA@COMPUTERHORIZONS.COM                                   Media:      Kate Rothen
            DREINGOL@COMPUTERHORIZONS.COM                                            RFBinder Partners
                                                                                     (212) 994-7537
                                                                                     kate.rothen@rfbinder.com


         U.S. FEDERAL JUDGE ORDERS AQUENT TO STOP SOLICITING PROXY VOTES
        FROM COMPUTER HORIZONS SHAREHOLDERS UNTIL IT CORRECTS MISLEADING
                    LANGUAGE AND CONTENTS OF PROXY MATERIAL


Mountain Lakes, New Jersey, May 2, 2003 - Computer Horizons Corp. (Nasdaq:
CHRZ), a strategic human capital management and professional services company, said that Judge John C. Lifland in the United States District Court, District of New Jersey today enjoined Aquent from disseminating its second amended proxy to Computer Horizons' shareholders and soliciting votes pursuant to its proxy materials until it has corrected certain misleading statements.

Among other things, the Court found that Aquent's proxy material is "...likely to lead a CHC shareholder to falsely conclude that CHC management was aware of Aquent's $5 per share cash offer on April 3, 2003 and rejected it." Aquent's second amended proxy also does not disclose that CHC



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                                                                          PAGE 3

first learned of Aquent's $5 per share on April 14, 2003 and responded to it by an April 15, 2003 press release, in which CHC stated that its Board would evaluate the proposal with its advisors and respond following its review.

In his order, Judge Lifland said that the required corrections and clarifying statements "will ensure that CHC shareholders will receive complete information with which to make a decision regarding Aquent's proposals for the election of directors and the scheduling of shareholder meetings."


As previously announced, on Tuesday, April 29, Computer Horizons commenced an action against Aquent claiming, among other things, that statements being made in the press and in Aquent proxy material, relating to Computer Horizons, were false and deceptive and contained material misrepresentations. In its decision, the United States District Court Judge concluded that certain statements in Aquent's proxy filings were, in fact, "misleading and material."


William Murphy, the Company's CEO, stated "We have believed from the outset that Aquent was playing fast and loose in the manner in which it has been presenting information to our shareholders. We are pleased that the U.S. District Court has required Aquent to correct its material, so that all of our shareholders will receive complete and accurate information to enable them to make an informed decision."


ABOUT COMPUTER HORIZONS CORP.

Computer Horizons Corp. (Nasdaq: CHRZ) is a strategic human capital management and professional services company with more than thirty years of experience, specifically in information technology. As a global leader in systems integration and managed services, Computer Horizons enables companies to maximize technology investments. By leveraging its core business in IT services and its proprietary technology through Chimes, its wholly-owned subsidiary, Computer Horizons is enabling its Global 2000 customer base to align and integrate business planning with human resource management across an enterprise's business functions. For more information on Computer Horizons, please visit our Web site at WWW.COMPUTERHORIZONS.COM.


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EXCEPT FOR HISTORICAL INFORMATION, ALL OF THE STATEMENTS, EXPECTATIONS AND
ASSUMPTIONS CONTAINED IN THE FOREGOING ARE "FORWARD-LOOKING STATEMENTS" (WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995) THAT INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES. IT IS POSSIBLE THAT THE ASSUMPTIONS MADE BY MANAGEMENT--INCLUDING, BUT NOT LIMITED TO, THOSE RELATING TO CONTRACT AWARDS, SERVICE OFFERINGS, MARKET OPPORTUNITIES, RESULTS, PERFORMANCE EXPECTATIONS, EXPECTATIONS OF COST SAVINGS, OR PROCEEDS FROM SALE OF CERTAIN OPERATIONS--MAY NOT MATERIALIZE.

ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED OR IMPLIED IN ANY FORWARD-LOOKING STATEMENTS. IN ADDITION TO THE ABOVE FACTORS, OTHER IMPORTANT FACTORS INCLUDE THE RISKS ASSOCIATED WITH UNFORESEEN TECHNICAL DIFFICULTIES, THE ABILITY TO MEET CUSTOMER REQUIREMENTS, MARKET ACCEPTANCE OF SERVICE OFFERINGS, CHANGES IN TECHNOLOGY AND STANDARDS, THE ABILITY TO COMPLETE COST-REDUCTION INITIATIVES, THE ABILITY TO EXECUTE THE SALE OF CERTAIN OPERATIONS OR OTHER INITIATIVES, DEPENDENCIES ON KEY EMPLOYEES, CUSTOMER SATISFACTION, AVAILABILITY OF TECHNICAL TALENT, DEPENDENCIES ON CERTAIN TECHNOLOGIES, DELAYS, MARKET ACCEPTANCE AND COMPETITION, AS WELL AS OTHER RISKS DESCRIBED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, PRESS RELEASES, AND OTHER COMMUNICATIONS.



              SHAREHOLDERS OF COMPUTER HORIZONS ARE ADVISED TO READ MANAGEMENT `S DEFINITIVE PROXY STATEMENT (THE " DEFINITIVE PROXY
    STATEMENT") IN CONNECTION WITH MANAGEMENT'S SOLICITATION OF PROXIES FROM
                        COMPUTER HORIZONS SHAREHOLDERS.



             SHAREHOLDERS OF COMPUTER HORIZONS AND OTHER INTERESTED
  PARTIES MAY OBTAIN, FREE OF CHARGE, COPIES OF THE DEFINITIVE PROXY STATEMENT
     AND ANY OTHER DOCUMENTS FILED BY COMPUTER HORIZONS WITH THE SEC, AT THE SEC'S INTERNET WEBSITE AT WWW.SEC.GOV. THE DEFINITIVE PROXY STATEMENT AND
     THESE OTHER DOCUMENTS MAY ALSO BE OBTAINED FREE OF CHARGE BY CONTACTING
         MORROW & CO., INC., THE FIRM ASSISTING COMPUTER HORIZONS IN THE
              SOLICITATION OF PROXIES, TOLL-FREE AT 1-800-607-0088.



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